UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2024
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
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(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting on February 21, 2024, the Board of Directors (the “Board”) of Old National Bancorp (the “Company” or “Old National”) unanimously approved and adopted, effective as of February 21, 2024, certain amendments to the By-Laws of the Company. The amendments to the By-Laws are summarized below:

•Article IV, Section 6(c). Voting at Meetings – Amended the voting standard for shareholder meetings to reflect that action on a matter (other than the election of directors) will be approved if the votes cast within a voting group favoring the action exceed the votes cast opposing the action, in accordance with the Indiana Business Corporation Law.

•Article V, Section 1. Election, Term, and Number – Amended to set the number of directors on the Board at fifteen (15) following the retirement of Michael L. Scudder as a director and Executive Chairman of the Board on January 31, 2024.

•Article VI, Section 1. Principal Officers and Section 8. Vice Chairman – Amended to eliminate Vice Chairman as a required principal officer of the Company.

•Article IX, Certain Governance Matters – The Company’s By-Laws were previously amended effective February 15, 2022 in connection with the closing of the Company’s merger with First Midwest Bancorp, Inc. (“First Midwest”) to add Article IX relating to certain governance matters. The Board determined to amend the By-Laws to remove Article IX.

Article IX provided for the following, among other items, for specified period of time following the merger with First Midwest: (i) a total of sixteen (16) Board members consisting of eight (8) legacy Old National directors and eight (8) legacy First Midwest directors; (ii) an equal number of legacy Old National and legacy First Midwest directors on each of the Board’s committees; (iii) exclusive authority for legacy Old National directors to replace a retired legacy Old National director and for legacy First Midwest directors to replace a retired First Midwest director; and (iv) a required 75% vote of all directors to amend any provision of Article IX.

The foregoing description of the amendments to the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

3.1        Amended and Restated By-Laws

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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